Independent Auditor’s Report

To the Board of Directors of
Atzek Mineral SA de CV
(An Exploration Stage Company)

We have audited the accompanying balance sheets of Atzek Mineral SA de CV (An Exploration Stage Company) as of January 31, 2008 and October 31, 2007 and the related statements of operations, cash flows and stockholders’ equity (deficit) for the three months ended January 31, 2008, the period from September 25, 2007 (Date of Inception) to October 31, 2007 and accumulated from September 25, 2007 (Date of Inception) to January 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Atzek Mineral SA de CV (An Exploration Stage Company), as of January 31, 2008 and October 31, 2007, and the results of its operations and its cash flows for the three months ended January 31, 2008, the period from September 25, 2007 (Date of Inception) to October 31, 2007 and accumulated from September 25, 2007 (Date of Inception) to January 31, 2008 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency, has not generated any revenue, has accumulated losses since inception and will need additional equity financing to begin realizing its business plan. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MANNING ELLIOTT LLP

CHARTERED ACCOUNTANTS

Vancouver, Canada

July 17, 2008

Atzek Mineral SA de CV
(An Exploration Stage Company)
Balance Sheets
(Expressed in U.S. dollars)

	January 31, 2008 $	October 31, 2007 $

ASSETS

Current Assets

Cash	1,142	–
Amounts receivable	1,032	672
Prepaid expenses	6,085	7,306

Total Current Assets	8,259	7,978

Property and equipment (Note 3)	4,708	5,086

Total Assets	12,967	13,064

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities

Bank overdraft	–	3
Accrued liabilities	165	1,277
Due to related party (Note 5)	39,473	21,954

Total Liabilities	39,638	23,234

Commitments and Contingencies (Note 1 and 4)

Stockholders’ Deficit

Common stock (Note 6) Authorized: Unlimited shares with no par value Issued and outstanding: 1,000 shares	4,571	4,571

Accumulated other comprehensive income (loss)	4	(72)

Deficit accumulated during the exploration stage	(31,246)	(14,669)

Total Stockholders’ Deficit	(26,671)	(10,170)

Total Liabilities and Stockholders’ Deficit	12,967	13,064

(The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Statements of Operations
(Expressed in U.S. dollars)

	Accumulated from September 25, 2007 (Date of Inception) to January 31,	For the Three Months Ended January 31,	Period from September 25, 2007 (Date of Inception) to October 31,
	2008	2008	2007
	$	$	$
Revenue	–	–	–

Expenses

Depreciation	319	319	–
General and administrative	30,927	16,258	14,669

Total Expenses	31,246	16,577	14,669

Net Loss	(31,246)	(16,577)	(14,669)

Other Comprehensive Income (Loss)

Foreign currency translation adjustments	4	76	(72)

Comprehensive Loss	(31,242)	(16,501)	(14,741)

Net Loss Per Share – Basic and Diluted	–	(16.58)	(14.67)

Weighted Average Shares Outstanding	–	1,000	1,000

(The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Statements of Cash Flows
(Expressed in U.S. dollars)

	Accumulated from September 25, 2007 (Date of Inception) to January 31,	For the Three Months Ended January 31,	From September 25, 2007 (Date of Inception) to October 31,
	2008	2008	2007
	$	$	$

Operating Activities

Net loss for the period	(31,246)	(16,577)	(14,669)

Adjustment to reconcile net loss to net cash used in operating activities:

Depreciation	319	319	–

Changes in operating assets and liabilities:

Other receivables	(1,040)	(368)	(672)
Prepaid expenses	(6,170)	1,136	(7,306)
Accounts payable and accrued liabilities	180	(1,097)	1,277
Due from related party	24,489	17,775	6,714

Net Cash Provided by (Used in) Operating Activities	(13,468)	1,188	(14,656)

Investing Activities

Purchase of property and equipment	(5,086)	–	(5,086)

Net Cash Used in Investing Activities	(5,086)	–	(5,086)

Financing Activities

Advances from related party	15,240	–	15,240
Issuance of common stock	4,571	–	4,571

Net Cash Provided by Financing Activities	19,811	–	19,811

Effect of exchange rate changes on cash	(115)	(43)	(72)

Increase in Cash	1,142	1,145	69

Cash – Beginning of Period	–	(3)	–

Cash – End of Period	1,142	1,142	(3)

Supplemental Disclosures:

Interest paid	–	–	–
Income taxes paid	–	–	–

 (The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Statement of Stockholders’ Deficit
For the Period from September 25, 2007 (Date of Inception) to January 31, 2008
(Expressed in US dollars)

			Accumulated	Deficit
			Other	Accumulated
			Comprehensive	During the
			Income	Exploration
	Common Stock		(Loss)	Stage	Total
	#	$	$	$	$

Balance – September 25, 2007 (Date of Inception)	–	–	–	–	–

Common stock issued for cash at $4.57 per share	1,000	4,571	–	–	4,571

Foreign exchange currency translation adjustments	–	–	(72)	–	(72)

Net loss for the period	–	–	–	(14,669)	(14,669)

Balance – October 31, 2007	1,000	4,571	(72)	(14,669)	(10,170)

Foreign exchange currency translation adjustments	–	–	76	–	76

Net loss for the period	–	–	–	(16,577)	(16,577)

Balance – January 31, 2008	1,000	4,571	4	(31,246)	(26,612)

(The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

1.	Nature of Operations and Continuance of Business

Atzek Mineral SA de CV (“the Company”) was incorporated in Mexico on September 25, 2007. The Company is an Exploration Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7, “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is the acquisition and exploration of mineral resources. The Company has not presently determined whether its properties contain mineral reserves that are economically recoverable.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenue and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations and to determine the existence, discovery and successful exploitation of economically recoverable reserves in its resource properties, confirmation of the Company’s interests in the underlying properties, and the attainment of profitable operations. As at January 31, 2008, the Company has a working capital deficiency of $31,379, has not generated any revenue, and has accumulated losses of $31,246 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

On February 29, 2008, pursuant to a stock acquisition agreement, Soltera Mining Corp. (“Soltera”) acquired all of the outstanding common shares of the Company in exchange for $50,000 and 16,000,000 shares of Soltera’s common stock. Refer to Note 8.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is October 31.

b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the estimated useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

d)	Earnings (Loss) Per Share

The Company computes earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share" SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As at January 31, 2008, the Company had no dilutive securities outstanding.

e)	Financial Instruments

The fair values of financial instruments, which include cash, amounts receivable, bank overdraft, accrued liabilities, and due to related party were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. Foreign currency transactions are primarily undertaken in Mexican pesos. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

f)	Foreign Currency Translation

The Company’s functional currency is the Mexican Peso. The financial statements are translated to United States dollars in accordance with SFAS No. 52, “Foreign Currency Translation” using period-end rates of exchange for assets and liabilities, and average rates of exchange for the year for revenues and expenses. Translation gains (losses) are recorded in accumulated other comprehensive income (loss) as a component of stockholders’ equity (deficit). Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in United States dollars.

g)	Property and Equipment

Property and equipment consists of computer hardware and an automobile and is recorded at cost. Computer hardware is being amortized on the 30% declining balance basis and the automobile is being amortized on the 25% declining balance basis.

h)	Long-lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

i)	Mineral Property Costs

The Company has been in the exploration stage since its inception and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property exploration costs are expensed as incurred. Mineral property acquisition costs are initially capitalized when incurred using the guidance in EITF 04-02, “Whether Mineral Rights Are Tangible or Intangible Assets”. The Company assesses the carrying costs for impairment under SFAS No. 144, “Accounting for Impairment or Disposal of Long Lived Assets” at each fiscal quarter end. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs then incurred to develop such property, are capitalized. Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations.

j)	Asset Retirement Obligations

Estimated future removal and site restoration costs, when determinable are provided over the life of proven reserves on a units-of-production basis. Costs, which include production equipment removal and environmental remediation, are estimated each period by management based on current regulations, actual expenses incurred, and technology and industry standards. Any charge is included in exploration expense or the provision for depletion and depreciation during the period and the actual restoration expenditures are charged to the accumulated provision amounts as incurred. As the Company has not incurred any asset retirement obligations, it has not recognized any amount for asset retirement obligations.

k)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

l)	Comprehensive Income

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at January 31, 2008 and October 31, 2007, the Company’s only component of comprehensive income was foreign currency translation adjustments.

m)	Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

m)	Recent Accounting Pronouncements (continued)

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements Liabilities –an Amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”. This statement replaces SFAS No. 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS No. 141 (revised 2007) requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS No. 141 (revised 2007) also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

m)                        Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

3.	Property and Equipment
	Cost $	Accumulated Amortization $	January 31, 2008 Net Carrying Value $	October 31, 2007 Net Carrying Value $

Automobile	4,648	341	4,307	4,648
Computer hardware	438	37	401	438

	5,086	378	4,708	5,086

4.           Mineral Properties

a)
On September 25, 2007, the Company entered into an option agreement to acquire three mineral claims in Mexico covering a total of 1,030 hectares (approximately 2,545 acres) (the “Cananea Claims”). The Company has the exclusive right to explore the Cananea Claims with an option to acquire a 100% interest in the Cananea Claims upon fulfilling the following conditions:

(1)
During the term of the option, the Company is obliged to submit to the registered owners a report with technical data and detailed expenses on the Cananea Claims within 30 days after the end of each quarter.

(2)
After commencement of production on the mineral claim, the Company will pay the registered owners a total of $10,000,000 (the “Option Price”), less any payments made by the Company during the option period. The Company can choose one of the following payment plans:

i.	one lump sum payment; or

ii.	$1,000,000 every six months plus a penalty payment of $1,000,000 until the Option Price is paid in full.

iii.	Alternatively, if the Company chooses, if can make the following payments of the Option Price:

• $50,000 (paid) on or before March 12, 2008.

• $100,000 on or before September 25, 2009.

• $200,000 on or before September 25, 2010.

• $400,000 on or before September 25, 2011.

• $9,250,000 on or before September 25, 2012.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

4.           Mineral Properties (continued)

(3)	Within one year of signing the Real de Cananea Option Agreement, the Company will conduct a geological and mining inspection and audit of the Cananea Claims.

On March 12, 2008, Soltera paid the first $50,000 of the Option Price.

b)
On September 26, 2007 the Company entered into an option agreement to acquire four mineral claims in Mexico covering 150 hectares (the “Colorada Claims”). The Company has the exclusive right to explore the Colorada Claims with an option to acquire a 100% interest in the Colorada Claims upon fulfilling the following conditions:

(1)
During the term of the option, the Company is obliged to submit to the registered owners a report with technical data and detailed expenses on the Colorada Claims within thirty days after the end of each quarter.

(2)
After commencement of production on the Colorada Claims, the Company will pay the registered owners $5,000,000 (the “Total Price”), less any payments made by the Company during the option period. The Company can choose one of the following payment plans:

i.	one lump sum payment; or

ii.	$500,000 every six months plus a penalty payment of $500,000 until the Total Price is paid in full.

iii.	Alternatively, if the Company chooses, if can make the following payments of the Total Price:

• $50,000 (paid) on or before March 12, 2008.

• $100,000 on or before March 12, 2009.

• $200,000 on or before March 12, 2010.

• $400,000 on or before March 12, 2011.

• $4,250,000 on or before March 12, 2012.

On March 12, 2008, Soltera paid the first $50,000 of the Option Price.

During the life of any mine on the Colorada Claims, the registered owners will be entitled to receive a 2% net return royalty, which may be bought out by the Company at any time for $2,000,000.

5.           Related Party Transactions

As at January 31, 2008, the Company owed $39,473 (427,937 Mexican pesos) (October 31, 2007 - $21,954 (235,230 Mexican pesos) to the President of the Company for advances and expenditures made on behalf of the Company. The amount is non-interest bearing, unsecured, and due on demand.

6.           Common Stock

On September 25, 2007, the Company issued 1,000 shares of common stock at $4.57 (50 Mexican pesos) per share to the President of the Company for proceeds of $4,571 (50,000 Mexican pesos).

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

7.           Income Taxes

The Company has certain non-capital losses estimated at approximately 339,000 Mexcian pesos which are available to offset future income for income tax purposes. The potential tax benefits of these losses and deductions have not been recorded as a full valuation allowance has been provided for due to the uncertainty regarding the ability to utilize these losses.

8.           Subsequent Event

a)
On February 29, 2008, pursuant to a stock acquisition agreement, Soltera acquired all of the outstanding common shares of the Company, in exchange for $50,000 (received March 6, 2008) and 16,000,000 shares of Soltera’s common stock (received March 6, 2008).

b)	Subsequent to January 31, 2008, the Company paid $100,000 pursuant to the mineral property option agreements described in Note 4.